                                                                  EXHIBIT 10.6.2













                                 LOAN AGREEMENT
                                [              ]
                                   (BORROWER)


                                       AND

                                [              ]
                                    (LENDER)




                      [FREEHILL, HOLLINGDALE, & PAGE LOGO]









              101 Collins Street Melbourne Victoria 3000 Australia
                           GPO Box 128A Melbourne 3001
       Telephone (03) 9288 1234 Facsimile (03) 9288 1567 DX 240 Melbourne
                                 Reference: PWS





                                                    MELBOURNE PERTH CANBERRA
                                                    BRISBANE SINGAPORE HANOI
                                                        HO CHI MINH CITY


                CORRESPONDENT OFFICES IN JAKARTA AND KUALA LUMPUR





LIABILITY IS LIMITED BY THE SOLICITORS SCHEME UNDER THE PROFESSIONAL STANDARDS ACT 1994 (NSW)

TABLE OF CONTENTS

         CLAUSE                                                              PAGE
1.       DEFINITIONS AND INTERPRETATION                                         1

         1.1.     Definitions                                                   1
         1.2.     Interpretation                                                2
         1.3.     Business Day                                                  3
         1.4.     Loan Facility Agreement                                       3

2.       LOAN                                                                   3

         2.1.     Amount                                                        3
         2.2.     Drawing                                                       3
         2.3.     Currency                                                      3

3.                CONDITIONS PRECEDENT                                          3

         3.1.     Documents to be provided                                      3

4.       INTEREST                                                               3

         4.1.     Interest                                                      3
         4.2.     Funds deposited with Lender                                   4

5.       PAYMENT, REPAYMENT AND PREPAYMENT                                      4

         5.1.     Time and method of payment                                    4
         5.2.     Payments in gross                                             4
         5.3.     Additional payments                                           4
         5.4.     Prepayment                                                    5

6.       REPRESENTATIONS AND WARRANTIES                                         5

         6.1.     Representations and warranties                                5
         6.2.     Survival of representations and warranties                    6

7.      UNDERTAKINGS                                                            6

         7.1.     Term of undertakings                                          6
         7.2.     General undertakings                                          6
         7.3.     Negative pledge and disposal of assets                        6

8.       EVENTS OF DEFAULT                                                      7

         8.1.     Events of Default                                             7
         8.2.     Consequences of default                                       9

9.       INTEREST ON OVERDUE AMOUNTS                                            9

         9.1.     Payment of interest                                           9
         9.2.     Accrual of interest                                           9
         9.3.     Rate of interest                                              9

         CLAUSE                                                              PAGE

10.      COSTS AND EXPENSES                                                    10

         10.1.    Costs and expenses                                           10
         10.2.    Tax                                                          10

11.      ASSIGNMENT                                                            11

         11.1.    Assignment by the Borrower                                   11
         11.2.    Assignment by the Lender                                     11

12.      GENERAL                                                               11

         12.1.    Notices                                                      11
         12.2.    Governing law and jurisdiction                               12
         12.3.    Prohibition and enforceability                               12
         12.4.    Waivers                                                      12
         12.5.    Variation                                                    13
         12.6.    Cumulative rights                                            13
         12.7.    Certificates of the Lender                                   13
         12.8.    Counterparts                                                 13
         12.9.    Attorneys                                                    13

THIS LOAN AGREEMENT

                  is made on              between the following parties:

                  1.       [                 ]
                          of [               ]
                          (BORROWER)

                  2.       [                 ]
                          of [               ]
                          (LENDER)

RECITALS

                  The Borrower has requested the Lender and the Lender has agreed to lend or procure to be lent to the Borrower up to
                  [        ] on the terms and conditions contained in this
                  agreement.

THE PARTIES AGREE

1.       DEFINITIONS AND INTERPRETATION

         1.1.     DEFINITIONS

                  ANSELL means Ansell Healthcare Incorporated;

                  BUSINESS DAY means:

                  (a) for the purposes of clause 12.1, a day on which banks are open for business in the city where the notice or other communication is received excluding a Saturday, Sunday or public holiday; and

                  (b) for all other purposes, a day on which banks are open for business in New York, New York excluding a Saturday, Sunday or public holiday;

                  [DEPOSIT INTEREST RATE means on any day the [Federal Funds Rate/the Equivalent Deposit Rate;]

                  [EQUIVALENT DEPOSIT RATE has the meaning contained in the Loan Facility Agreement;]

                  [EQUIVALENT INTEREST RATE has the meaning contained in the Loan Facility Agreement;]

                  [DOLLARS, US$ and $ means the lawful currency of the United States of America;]

                  EVENT OF DEFAULT means any event specified in clause 8.1 or in clause 8.1 of the Loan Facility Agreement;

                  INTEREST RATE means in respect of each calendar month the aggregate of [LIBOR on the first Business Day of that month and the Margin/the Equivalent Interest Rate on the first Business Day of that month and the Margin];

                  LIBOR has the meaning contained in the Loan Facility
                  Agreement;

                  LIMIT means, subject to clause         , $[          ];

                  LOAN means each amount lent by a Lender to a Borrower pursuant to this agreement;

                  LOAN FACILITY AGREEMENT means the agreement so called dated
                  [        ] between Pacific Dunlop Holdings Inc. and Ansell
                  Healthcare Inc;

                  MARGIN has the meaning contained in the Loan Facility
                  Agreement;

                  OUTSTANDING MONEYS means all debts and monetary liabilities of the Borrower to the Lender under or in relation to this agreement;

                  PDH means Pacific Dunlop Holdings Inc;

                  POWER means any right, power, authority, discretion or remedy conferred on the Lender by this agreement or any applicable law;

                  RELEVANT CURRENCY means                              ];

                  REPAYMENT DATE means the date which is 3 years from the date of this agreement or such later date agreed by PDH and Ansell.


         1.2.     INTERPRETATION

                  In this agreement, headings and boldings are for convenience only and do not affect the interpretation of this agreement and, unless the context otherwise requires:

                  (a) words importing the singular include the plural and vice versa;

                  (b)      words importing a gender include any gender;

                  (c) other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;

                  (d) an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

                  (e) a reference to any thing (including, but not limited to, any right) includes a part of that thing but nothing in this clause 1.2(e) implies that performance of part of an obligation constitutes performance of the obligation;

                  (f) a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a party, annexure, exhibit and schedule to, this agreement and a reference to this agreement includes any annexure, exhibit and schedule;

                  (g) a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

                  (h) a reference to a party to any document includes that party's successors and permitted assigns;

                  (i) no provision of this agreement will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this agreement or that provision;

                  (j) a reference to liquidation includes official management, appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding-up, dissolution, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or any similar procedure or, where applicable, changes in the constitution of any partnership or person, or death.

         1.3.     BUSINESS DAY

                  Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the preceding Business Day.

         1.4.     LOAN FACILITY AGREEMENT

                  A word or phrase (other than one defined in clause 1.1) defined in the Loan Facility Agreement has the same meaning in this agreement.

2.       LOAN

         2.1.     AMOUNT

                  The Lender agrees to lend moneys to the Borrower on the terms and conditions contained in this agreement provided that the aggregate outstanding principal amount of all Loans must not exceed the Limit.

         2.2.     DRAWING

                  The amount of each Loan must be agreed between the relevant Lender and Borrower.

         2.3.     CURRENCY

                  Loans will be made in the Relevant Currency.

3.       CONDITIONS PRECEDENT

         3.1.     DOCUMENTS TO BE PROVIDED

                  The Lender is not obliged to provide or procure any Loan until each of the conditions precedent set out in schedule 1 has been satisfied.

4.       INTEREST

         4.1.     INTEREST

                  Interest on each part of the Outstanding Moneys in respect of each Loan:

                  (a) accrues daily from and including the day on which each part of the Outstanding Moneys becomes owing up to the day immediately preceding the day on which that part is paid;

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                  (b)      is calculated monthly by reference to the applicable
                           Interest Rate on the first Business Day of the relevant month;

                  (c) is payable in arrears on the first Business Day of the month immediately following the month in which it accrues;

                  (d) is calculated on actual days elapsed and a year of 360 days.

         4.2.     FUNDS DEPOSITED WITH LENDER

                  The Borrower may deposit moneys with the Lender. Interest at the applicable Deposit Interest Rate:

                  (a) accrues daily from and including the day on which the deposit is made;

                  (b) is payable monthly in arrears on the 2nd Business Day of each month; and

                  (c) is calculated on actual days elapsed and a year of 360 days.

5.       PAYMENT, REPAYMENT AND PREPAYMENT

         5.1.     TIME AND METHOD OF PAYMENT

                  Outstanding Moneys in respect of each Loan must be repaid to the Lender:

                  (a)      in immediately available funds;

                  (b)      in the Relevant Currency;

                  (c) on the Repayment Date or on such later date agreed by the Lender and Borrower; and

                  (d) to the account specified by the Lender to the Borrower,

                  or in such other manner as the Lender directs.

         5.2.     PAYMENTS IN GROSS

                  All payments in respect of a Loan must be made without:

                  (a)      any set-off, counterclaim or condition; and

                  (b) any deduction or withholding for any Tax or any other reason, unless the Borrower is required to make a deduction or withholding by applicable law.

         5.3.     ADDITIONAL PAYMENTS

                  If:

                  (a) the Borrower is required to make a deduction or withholding of Tax from any payment to be made to the Lender under this agreement; or

                  (b) the Lender is required to pay any Tax concerning any payment it receives from the Borrower under this agreement then the Borrower:

                  (c)      indemnifies the Lender against that Tax; and

                  (d) must pay to the Lender an additional amount which the Lender determines to be necessary to ensure that it receives when due a net amount (after payment of any Tax for each additional amount) that is equal to the full amount it would have received had a deduction or withholding or payment of Tax not been made.

         5.4.     PREPAYMENT

                  (a) The Borrower may prepay all or any part of a Loan together with all unpaid accrued interest in respect of the amount prepaid on any day to the Lender in accordance with clauses 5.1 (other than clause 5.1(c)).

                  (b)      Amounts prepaid can be redrawn.

6.       REPRESENTATIONS AND WARRANTIES

         6.1.     REPRESENTATIONS AND WARRANTIES

                  The Borrower represents and warrants that:

                  (a) INCORPORATION AND EXISTENCE: it has been duly incorporated in accordance with the laws of its place of incorporation, is validly existing and is in good standing under those laws;

                  (b) POWER: it has power to enter into this agreement and observe its obligations under this agreement;

                  (c) AUTHORISATIONS: it has in full force and effect the Authorisations necessary for it to enter into this agreement, to observe its obligations and exercise its rights under this agreement and to allow them to be enforced;

                  (d) VALIDITY OF OBLIGATIONS: its obligations under this agreement are valid and binding and are enforceable against it in accordance with their terms subject only to laws relating to insolvency and creditors' rights generally and the discretionary nature of equitable remedies;

                  (e) NO CONTRAVENTION OR EXCEEDING POWER: this agreement and the transactions under it which involve it do not contravene its constituent documents or any law or obligation by which it is bound or to which any of its assets are subject or cause a limitation on its powers or the powers of its directors to be exceeded;

                  (f) RANKING OF OBLIGATIONS: its obligations under this agreement rank at least equally with all its senior unsecured indebtedness except liabilities mandatorily preferred by laws of general application.

         6.2.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES

                  The representations and warranties in, or given under, this agreement including, but not limited to, clause 6.1 survive the execution of this agreement.

7.       UNDERTAKINGS

         7.1.     TERM OF UNDERTAKINGS

                  The undertakings in this clause 7 continue in full force and effect from the date of this agreement until all Outstanding Moneys have been repaid.

         7.2.     GENERAL UNDERTAKINGS

                  The Borrower undertakes to:

                  (a) MAINTAIN AUTHORISATIONS: obtain, renew on time and comply with the terms of, each Authorisation necessary for it to enter into this agreement to which it is a party, to observe its obligations and exercise its rights under them and to allow them to be enforced;

                  (b) INCORRECT REPRESENTATIONS OR WARRANTY: notify the Lender and PDH if any representation or warranty made by it or on its behalf in connection with this agreement is found to be incorrect or misleading;

                  (c) RANKING: ensure that at all times its obligations under this agreement rank at least equally with all its other senior unsecured indebtedness except liabilities mandatorily preferred by law;

                  (d) STATUS CERTIFICATES: on request from the Lender or PDH, give the Lender or PDH (as the case may be) a certificate signed by a director of the Borrower which states whether an Event of Default or Potential Event of Default continues unremedied; and

                  (e) NOTIFY DETAILS OF EVENTS OF DEFAULT OR POTENTIAL EVENT OF DEFAULT: if an Event of Default or Potential Event of Default occurs, promptly notify the Lender and PDH giving full details of the event and any step taken or proposed to remedy it.

         7.3.     NEGATIVE PLEDGE AND DISPOSAL OF ASSETS

                  The Borrower must not, and must ensure that each of its Subsidiaries does not:

                  (a) deal with, sell or otherwise dispose of or part with possession of;

                  (b) create, permit, suffer to exist, or agree to, any interest or Encumbrance, other than any Encumbrance existing on the date hereof and an Encumbrance in favour of PDH or the Lender, over; or

                  (c)      attempt to do anything listed in clauses 7.3(a) and
                           (b) in respect of,

                  any of its assets or the assets of any of its Subsidiaries, except in the ordinary course of its ordinary business, without the prior written consent of PDH.

8.       EVENTS OF DEFAULT

         8.1.     EVENTS OF DEFAULT

                  An Event of Default occurs if:

                  (a) NON PAYMENT: the Borrower does not pay any money payable under this agreement in accordance with this agreement;

                  (b) ENFORCEMENT OF JUDGMENT: distress is levied or a judgment, order or Encumbrance is enforced, or becomes enforceable against any property of the Borrower and there is likely, in the reasonable opinion of PDH, to be a Material Adverse Effect;

                  (c) INCORRECT REPRESENTATION OR WARRANTY: a representation or warranty made or taken to be made by or on behalf of the Borrower in or in connection with this agreement is found to be incorrect or misleading when made or taken to be made and, if the relevant fact or circumstance can be remedied, it is not remedied within [ ] Business Days after a notice from the relevant Lender specifying the representation and warranty concerned;

                  (d) CEASING BUSINESS: the Borrower stops payment, ceases to carry on its business or a material part of it, or threatens to do either of those things except to reconstruct or amalgamate while solvent on terms approved by PDH;

                  (e) INVESTIGATION: a person is appointed under legislation to investigate or manage any part of the affairs of the Borrower and the outcome of the investigation or appointment to manage is likely, in the reasonable opinion of PDH, to have a Material Adverse Effect;

                  (f) VOID DOCUMENT: this agreement is or becomes wholly or partly (in a material part) void, voidable or unenforceable, or is claimed to be so by the Borrower or by anyone on behalf of the Borrower and with its authority, and alternative documents or other arrangements acceptable to PDH have not been entered into within 20 days after the Borrower becomes aware of the matter of concern;

                  (g) MATERIAL ADVERSE CHANGE: a change occurs in the business, assets or financial condition of the Borrower, which is likely, in the reasonable opinion of PDH, to have a Material Adverse Effect;

                  (h) CROSS DEFAULT: any present or future, or actual, prospective or contingent, indebtedness of the Borrower in respect of any financial accommodation (other than under a this agreement) including, but not limited to, moneys payable under a guarantee:

                           (1) is or becomes due and payable or is or becomes capable of being declared due and payable before the due date for payment; or

                           (2) is not paid when due or upon the expiration of any period of grace which may apply;

                  (i) ENCUMBRANCE: any Encumbrance is or becomes enforceable against any asset of the Borrower or any of its Subsidiaries;

                  (j)      VITIATION OF THIS AGREEMENT:

                           (1) all or any part of any provision of this agreement is or becomes illegal, void, voidable, unenforceable or otherwise of limited force or effect;

                           (2) any person becomes entitled to terminate, rescind or avoid all or any material part or material provision of this agreement;

                           (3) any person other than PDH or the Lender alleges or claims that an event as described in clause 8.1(j)(1) has occurred or that it is entitled as described in clause 8.1(j)(2); or

                           (4) the execution, delivery or performance of this agreement violates, breaches or results in a contravention of any law, regulation or Authorisation;

                  (k) CHANGE IN CONTROL: PDH ceases to hold directly or indirectly at least 51% of the issued stock in Ansell;

                  (l) [VOLUNTARY INSOLVENCY: the Borrower commences a voluntary case or other proceeding seeking liquidation, reorganisation or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or all or any substantial part of its undertaking, property or assets, or consenting to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or making a general assignment for the benefit or creditors, or failing generally to pay its debts as they become due, or taking any corporate action to authorize any of the foregoing; or

                  (m) INVOLUNTARY INSOLVENCY: an involuntary case or other proceeding being commenced against the Borrower incorporated in the United States of America seeking liquidation, reorganisation or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or all or any substantial party of its undertaking, property or assets, and such involuntary case or other proceeding remaining undismissed, unnullified, unstayed or otherwise effective for a period of [90] days or an order for relief being entered against the Borrower under United States of America federal bankruptcy laws as now or hereafter in effect; ]

                  (n) [WINDING UP: a petition is presented or application is made and is not withdrawn or dismissed or stayed within 21 days or an order is made for the winding-up or administration of the Borrower or an effective resolution is passed for the winding-up of the Borrower;]

                  (o) [ADMINISTRATOR: an administrative receiver, receiver, manager or administrator is appointed or an encumbrancer takes possession of all or a substantial part of the undertaking, property or assets of the Borrower, and is not paid out or discharged within [60] days after such appointment or taking possession;]

                  (p) ANALOGOUS PROCEEDINGS: anything analogous and having substantially similar effect to any of the events specified in paragraphs (l) to (o) happens under the laws of the jurisdiction of incorporation of the Borrower; or

                  (q) FACILITY AGREEMENT: an Event of Default shall occur under the Facility Agreement dated ________, 2000 between Ansell Healthcare Incorporated and Pacific Dunlop Holdings Inc.

         8.2.     CONSEQUENCES OF DEFAULT

                  If an Event of Default occurs, then the Lender or PDH may declare at any time by notice to the Borrower that:

                  (a)      Outstanding Moneys in respect of each Loan are:

                           (1)      payable to the Lender on demand; or

                           (2) immediately due for payment to the relevant Lender; and

                  (b) the Lender's obligations specified in the notice are terminated.

9.       INTEREST ON OVERDUE AMOUNTS

         9.1.     PAYMENT OF INTEREST

                  The Borrower must pay interest on:

                  (a) any of the Outstanding Moneys due and payable by it under this agreement, but unpaid; and

                  (b)      on any interest payable but unpaid under clause 9.

         9.2.     ACCRUAL OF INTEREST

                  The interest payable under this clause 9:

                  (a) accrues from day to day from and including the due date for payment up to the actual date of payment, before and, as an additional and independent obligation, after any judgment or other thing into which the liability to pay such moneys becomes merged; and

                  (b)      may be capitalised at 30 day intervals.

         9.3.     RATE OF INTEREST

                  The rate of interest payable under this clause 9 is the higher of:

                  (a)      Prime Rate:

                           (1) on the date those Outstanding Moneys became due and payable; and

                           (2) on each date which is 30 days after the immediately preceding date on which the Prime Rate was determined under this clause 9.3(a); and

                  (b) the rate fixed or payable under a judgment or other thing referred to in clause 9.2(a).

10.      COSTS AND EXPENSES

         10.1.    COSTS AND EXPENSES

                  The Borrower must pay all costs and expenses of the Lender and any employee, officer, agent or contractor of the Lender in relation to:

                  (a) the negotiation, preparation, execution, delivery and stamping of this agreement;

                  (b) the enforcement, protection or waiver, or attempted or contemplated enforcement or protection, of any rights under this agreement;

                  (c) the consent or approval of the Lender or PDH given under this agreement; and

                  (d) any enquiry by any Governmental Agency involving the Borrower,

                  including, but not limited to, any administration costs of the Lender and any legal costs and expenses and any professional consultant's fees for any of the above on a full indemnity basis.

         10.2.    TAX

                  (a) The Borrower must pay any Tax incurred or payable by the Lender in respect of the execution, delivery, performance, release, discharge, amendment, enforcement or attempted enforcement or otherwise in respect of any of the following:

                           (1)      this agreement;

                           (2) any agreement or document entered into or signed under this agreement; and

                           (3) any transaction contemplated under this agreement or any agreement or document described in clause 10.2(a)(2) including the making of any Loan .

                  (b) The Borrower must pay any fine, penalty or other cost in respect of a failure to pay any Tax described in clause 10.2(a) except to the extent that the fine, penalty or other cost is caused by the Lender's failure to lodge money received from the Borrower within 10 Business Days before the due date for lodgement.

                  (c) The Borrower indemnifies the Lender against any amount payable under clause 10.2(a) or 10.2(b) or both.

11.      ASSIGNMENT

         11.1.    ASSIGNMENT BY THE BORROWER

                  The Borrower must not transfer or assign any of its rights or obligations under this agreement without the prior written consent of the Lender or PDH.

         11.2.    ASSIGNMENT BY THE LENDER

                  The Lender must not assign any of its rights or transfer by novation any of its rights and obligations under this agreement except to a related body corporate (as defined by the Corporations Law) of PDH without the prior written consent of the Borrower, which consent must not be unreasonably withheld.

12.      GENERAL

         12.1.    NOTICES

                  (a) Any notice or other communication including, but not limited to, any request, demand, consent or approval, to or by a party to this agreement:

                           (1) must be in legible writing and in English addressed as shown below:

                                    (A)      if to the Lender:

                                             Address:         [            ]
                                                              [            ]
                                             Attention:       [            ]
                                             Facsimile:       [            ]

                                    (B)      if to the Borrower:

                                             Address:         [            ]
                                                              [            ]
                                             Attention:       [            ]
                                             Facsimile:       [            ]

                                    or as specified to the sender by any party by notice;

                           (2) where the sender is a company, must be signed on behalf of the sender;

                           (3) is regarded as being given by the sender and received by the addressee:

                                    (A)      if by delivery in person, when
                                             delivered to the addressee;

                                    (B)      if by post, [10] Business Days from
                                             and including the date of postage;
                                             or

                                    (C)      if by facsimile transmission,
                                             whether or not legibly received,
                                             when transmitted to the addressee,
                                    but if the delivery or receipt is on a day which is not a Business Day or is after 4.00pm (addressee's time) it is regarded as received at 9.00 am on the following Business Day; and

                           (4) can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender.

                  (b) A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the transmission is received or regarded as received under clause 12.1(a)(3) and informs the sender that it is not legible.

                  (c) In this clause 12.1, a reference to an addressee includes a reference to an addressee's officers, agents or employees or any person reasonably believed by the sender to be an officer, agent, or employee of the addressee.

         12.2.    GOVERNING LAW AND JURISDICTION

                  (a)      This agreement is governed by the laws of [ ].

                  (b) The Borrower irrevocably submits to the non-exclusive jurisdiction of the courts of the [ ].

                  (c) The Borrower appoints [ ] in relation to proceedings in [ ] as its agent to receive service of any legal process on its behalf without excluding any other means of service permitted by the law of the relevant jurisdiction.

                  (d) The Borrower irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

         12.3.    PROHIBITION AND ENFORCEABILITY

                  (a) Any provision of, or the application of any provision of, this agreement or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

                  (b) Any provision of, or the application of any provision of, this agreement which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

         12.4.    WAIVERS

                  (a) Waiver of any right arising from a breach of this agreement or of any Power arising upon default under this agreement or upon the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

                  (b) A failure or delay in exercise, or partial exercise, of:

                           (1) a right arising from a breach of this agreement or the occurrence of an Event of Default; or

                           (2) a Power created or arising upon default under this agreement or upon the occurrence of an Event of Default,

                           does not result in a waiver of that right or Power.

                  (c) A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this agreement or on a default under this agreement or on the occurrence of an Event of Default as constituting a waiver of that right or Power.

                  (d) A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

                  (e) This clause may not itself be waived except by writing.

         12.5.    VARIATION

                  A variation of any term of this agreement must be in writing and signed by the parties.

         12.6.    CUMULATIVE RIGHTS

                  The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Lender.

         12.7.    CERTIFICATES OF THE LENDER

                  (a) A certificate under the hand of an officer of the Lender detailing the amount of the Outstanding Moneys due and payable under this agreement whether currently due and payable or not and the applicable Interest Rate at any time is sufficient evidence unless the contrary is proved.

                  (b) A certificate under the hand of an officer of the Lender stating the opinion of the Lender as to any thing is sufficient evidence of that opinion at the date stated on the certificate or failing that as at the date of that certificate unless the contrary is proved.

         12.8.    COUNTERPARTS

                  (a) This agreement may be executed in any number of counterparts.

                  (b) All counterparts, taken together, constitute one instrument.

                  (c) A party may execute this agreement by signing any counterpart.

         12.9.    ATTORNEYS

                  Each of the attorneys executing this agreement states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

SCHEDULE 1 - CONDITIONS PRECEDENT

CLAUSE 3.1

                  The Lender and PDH must have received all of the following in a form and substance satisfactory to PDH:

                  (a)      a certified copy of:

                           (1) an extract of the minutes of a meeting of the board of directors of the Borrower which evidences the resolutions authorising the signing and delivery of and observance of obligations under the agreement and which acknowledges that the agreement will benefit the Borrower; and

                           (2) each instrument which evidence any other necessary corporate or other action in connection with the agreement; and

                  (b) a certificate of the Borrower certifying that attached thereto are true and correct copies of all governmental and regulatory authorisations and approvals required for the due execution, delivery and performance of this agreement; and

                  (c) a certificate of the Borrower certifying that attached thereto are true and correct copies of the constitute documents (in its constitution) of the Borrower.

EXECUTED AS AN AGREEMENT:
SIGNED for
[                                               ]
by its attorney in
the presence of:


------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney


------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

SIGNED for
[                                              ]
by its attorney in
the presence of:


------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney


------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)



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